Exhibit 10.4

DUO SOFTWARE PTE LTD - LOAN AGREEMENT

LOAN AGREEMENT

This AGREEMENT is made as of the First day of December, Two Thousand Twelve between.

DUO SOFTWARE PTE.LTD. (hereinafter referred to as “Company”) a company duly incorporated in Republic of Singapore, under the Companies Act (CAP 50) having its principal place of business at No 10, Jalan Besar, 10-12, Sim Lim Tower, Singapore 208787; and

MUHUNTHAN CANAGASOORYAM (hereinafter referred to as “Lender”) of No 12, Palm Grove Colombo 03, Sri Lanka in Democratic Socialist Republic of Sri Lanka bearing Passport No: N2666982

WHEREAS, Muhunthan Canagasooryam has agreed to transfer Singapore Dollar Six Hundred Seventy Thousand (S$670,000) from Current Liability to Non- Current “Zero” interest Loan from the balance sheet date of Thirty First, March Two Thousand Thirteen on account of amounts due to him from the Company.

WHEREAS, parties desirous of settling the above said loan on or before Thirty First March Two Thousand Eighteen (31.03.2018).

WHEREAS, parties are desirous of identifying future lending from Mr. Muhunthan as Non- Current Liability until the loan is settled in full on or before Thirty first March Two Thousand Eighteen (31.03.2018)

CONFIDENTIALITY

The Parties agree that this agreement is to be treated as confidential and may not disclosed to any third party except with the prior written consent of the other party.

ENTIRE AGREEMENT

This Agreement contains the full agreement of the Parties hereto concerning the subject matter hereof and shall not be modified, altered, changed or terminated except pursuant to a writing signed by both of the Parties.

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/s/ Niranjan Canagasooryam	/s/ Muhunthan Canagasooryam

DUO SOFTWARE PTE LTD - LOAN AGREEMENT

VARIATION

A variation of any term of this agreement must be in writing and signed by both the parties

TERMINATION

This Agreement may be terminated at the repayment of the loan in full by the Company to the Lender

IN WITNESS WHEREOF DUO SOFTWARE PTE LTD and Mr. MUHUNTHAN CANAGASOORYAM have duly executed this agreement after being read and accepted and signed on the date hereinbefore written, and shall be in force with effect from 1st December 2012.

Signed for and behalf of DUO SOFTWARE PTE LTD,

Date: 25.11. 2012

Place: Colombo
Signature: /s/ Niranjan Canagasooryam

Name: Niranjan Canagasooryam

Signed by MUHUNTHAN CANAGASOORYAM

Date: 25.11.2012

Place: Colombo

Signature: /s/ Muhunthan Canagasooryam

Name: Muhunthan Canagasooryam

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